UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2017

Nightfood Holdings, Inc.

Exact name of registrant as specified in its charter)

Nevada	000-55406	46-3885019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 White Plains Road – Suite 500, Tarrytown, New York	10591
(Address of principal executive offices)	(Zip Code)

888-888-6444

Registrant’s telephone number, including area code

NA

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 3, 2017, the Registrant has entered into a three month Consulting Agreement with Regal Consulting for corporate communications services. Compensation to Regal includes $10,000 per month in cash, and a $30,000 six-month convertible promissory note.

Also on November 3, 2017, the Registrant entered into an Agreement with A.S. Austin Company, Inc. to provide Television Commercial production and placement.  As per the agreement, A.S. Austin, in conjunction with Neovix, will run a minimum of 10,000 NightFood commercial spots over the next three months across their cable system network which spans many major markets including Atlanta, Chicago, Dallas, and Seattle and includes networks like ESPN, BET, and The Discovery Channel.  A.S. Austin will be compensated with 500,000 shares of our common stock which may be adjusted as set forth in the agreement.

In successful continuance of a debt consolidation initiative begun by the Registrant in September, 2017, the Registrant entered into two separate convertible promissory notes and security purchase agreements on November 6, 2017 with Eagle Equities LLC.  The first of the two transactions was for $48.646.57.  The second was for $45,551.30.  In each case, the proceeds was to allow the Registrant to consolidate existing debt by allowing Eagle Equities, LLC to acquire existing Company notes from third-party noteholders for notes previously reported on Form 8-K.

The Registrant also entered into a $78,750 Note with Adar Bays, LLC. The Note is convertible into the Registrant’s common stock at a discount to market. The proceeds of this Note will be primarily used to order additional inventory of NightFood product to continue increased sales initiatives.

The forgoing is a summary of the agreements, notes and securities purchase agreements are qualified in their entirety by the agreements, notes and security purchase agreements, which are exhibits hereto.

Item 9.01   Financial Statements and Exhibits

Financial Information

None

Exhibits:

10.1	Regal Consulting Agreement
10.2	A.S. Austin Marketing and Media Agreement
10.3	Debt Purchase Agreement by and among Eagle, Auctus Capital, LLC and the Registrant
10.4	Eagle Replacement Note with Auctus Capital, LLC
10.5	Debt Purchase Agreement by and Among Eagle, Auctus, LLC and the Registrant
10.6	New Eagle Note
10.7	Securities Purchase Agreement between the Registrant and Eagle
10.8	Debt Purchase Agreement by and among Eagle, EMA Financial, LLC, and the Registrant
10.9	Eagle Replacement Note with EMA Financial, LLC
10.10	Debt Purchase Agreement by and Among Eagle, EMA Financial LLC and the Registrant
10.11	New Eagle Note
10.12	Securities Purchase Agreement between the Registrant and Eagle

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIGHTFOOD HOLDINGS, INC.

November 9, 2017	By:	/s/ Sean Folkson
Sean Folkson Chief Executive Officer

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